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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):                August 30, 1996
                                                                 ---------------

                           POLYMEDICA INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)


        1-13690                                           04-3033368
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(Commission File Number)                       (IRS Employer Identification No.)


 11 State Street, Woburn, Massachusetts                                01801
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(Address of principal executive offices)                             (Zip Code)


                                 (617) 933-2020
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               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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     The undersigned registrant hereby amends Item 7 of its Current Report on
Form 8-K dated August 30, 1996 to read in its entirety as follows:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ---------------------------------

     (a) Financial Statements of Business Acquired.
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     (b) Pro Forma Financial Information.
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     Upon further review, the Registrant has determined that, because Liberty
Medical Supply, Inc. is not a significant subsidiary as defined by Rule 3-05 of Regulation S-X (after giving effect to amendments adopted by the Securities and Exchange Commission (the "Commission") on October 10, 1996, and a waiver granted by the Commission to the Company with respect to this filing) no further financial information need be filed.

     (c) Exhibits.
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         See Index to Exhibits attached hereto.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 11, 1996                 POLYMEDICA INDUSTRIES, INC.
                                        (Registrant)



                                        /s/ Eric G. Walters
                                        ---------------------------
                                        By: Eric G. Walters
                                            Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit
Number                             Description
------                             -----------

2* Stock Purchase Agreement, dated as of August 30, 1996, among the Company, Liberty Medical and the Stockholders of Liberty Medical

99.1*          Press Release issued September 5, 1996

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* Previously filed